Exhibit 99.77(Q)(1)

Form N-SAR, Item 77

for Voya Variable Insurance Trust

(the “Registrant”)

ITEM 77Q1 – Exhibits

(a)(1)          Amendment No. 24 to the Trust Instrument of Voya Variable Insurance Trust (Amendment of Mandatory Retirement Age) – Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(2)          Amendment No. 25 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 12) – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(3)          Amendment No. 26 to the Trust Instrument of Voya Variable Insurance Trust (change of name of Registrant and its Series) – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(4)          Form of Amendment No. 27 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 5) – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(5)          Form of Amendment No. 28 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 6) – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(6)          Form of Amendment No. 29 to the Trust Instrument of ING Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 7) – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(7)          Form of Amendment No. 30 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 8) — Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

Form N-SAR, Item 77

for Voya Variable Insurance Trust

(the “Registrant”)

(a)(8)          Form of Amendment No. 31 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 9) — Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(9)          Form of Amendment No. 32 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 10) — Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(10)          Form of Amendment No. 33 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 11) — Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.

(a)(11)          Form of Amendment No. 34 to the Trust Instrument of Voya Variable Insurance Trust (abolition of series of shares of beneficial interest with respect to ING GET U.S. Core Portfolio – Series 13) — Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2014 and incorporated herein by reference.